Exhibit 10.1

CONSENT TO ALTERATIONS & LEASE MODIFICATION AGREEMENT

THIS AGREEMENT MADE EFFECTIVE AS OF MAY 19, 2022

BETWEEN

REDSTONE ENTERPRISES LTD.
(“Landlord”)

AND

XENON PHARMACEUTICALS INC.
(“Tenant”)

WHEREAS

A.

By a Lease Agreement dated November 24, 2021 (the “Lease”) between Landlord and Tenant, the Landlord demised unto the Tenant, for and during a period of Ten (10) years commencing on July 1, 2022 and ending on June 30, 2032 (the “Term”), that certain space in the Building located at 3650 Gilmore Way, Burnaby, British Columbia (the “Premises”), comprising approximately 53,023 square feet of rentable area; more or less, as more particularly described in the Lease;

B.	The Tenant has requested Landlord’s written consent to certain alterations to the Premises and Building Common Areas (as defined herein); and
C.	Landlord has agreed to provide its consent upon the terms and conditions set out herein (the “Agreement”).

THEREFORE, the parties hereby agree as follows:

1.	For the purposes of this Agreement and unless there is a definition specifically herein contained, any words, terms or phrases that are defined in the Lease shall have the same meaning herein.
2.

Pursuant to Section 8 of the Lease, Landlord hereby consents to the alterations outlined in the attached Schedule “A” (the “Tenant’s Alterations”), which shall be completed in accordance with the terms and conditions of the Lease, and this Agreement, and shall include modifications to the Building Common Areas (as defined herein).

3.	For the purposes of this Agreement, the term “Building Common Areas” shall refer to the following:
a.	Main Floor – the areas outlined on the Main Floor Plan labelled Building Common Area (Green) and Floor Common Area (Yellow);
b.	2nd Floor – the areas outlined on the 2nd Floor Plan labelled Building Common Area (Green); and
c.	3rd Floor – the areas outlined on the 3rd Floor Plan labelled Building Common Area (Green) and Floor Common Area (Yellow),

as outlined in the attached Schedule “B” (collectively, the “Building Common Areas”).

4.

Tenant and Landlord hereby confirm and agree, the Tenant’s Alterations include portions of the Building Common Areas, which modify the existing multi-tenant purpose of the Building, and as such the parties hereby agree, Special Provisions #4 (a) and (b) of Schedule “B” of the Lease titled ‘Right(s) of Early Surrender’ shall be deleted in their entirety and of no further force and effect. For clarity, Tenant shall no longer have the option to surrender any portion of the Premises. Furthermore, Special Provisions #5 of Schedule “B” of the Lease titled ‘Option to Extend’ shall be modified by deleting subsection ‘ii’ through ‘iv’ in paragraph 2, so the Tenant shall have two (2) options to extend the Term of the Lease for five (5) year period(s) (each, and “Extended Term”) on the whole of the Premises only, in accordance with the remainder of Special Provisions #5 of the Lease.

5.

This Agreement will, from the date of this Agreement, be read and construed together with the Lease, and this Agreement, as amended hereby, shall continue in full force and effect for the remainder of the Term of the Lease in accordance with the terms thereof and hereof.

6.	This Agreement will enure to the benefit of and be binding upon the heirs, executors, administrators, successors and permitted assigns of the parties.
7.

This Agreement may be executed and delivered (including by facsimile or electronic transmission) in any number of counterparts, each of which when delivered shall be deemed to be an original and all of which together shall constitute one and the same document.

8.	Time is of the essence in this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

REDSTONE ENTERPRISES LTD.
(Landlord)

By:	/s/ Ali Nanji

Name:	Ali Nanji

Title:	President

By:	/s/ Brodie Cain

Name:	Brodie Cain

Title:	Director of Leasing

XENON PHARMACEUTICALS INC.
(Tenant)

By:	/s/ Sherry Aulin
Authorised Signatory for and on behalf of XENON PHARMACEUTICALS INC.
Name:	Sherry Aulin

Title:	CFO

By:	/s/ Ian Mortimer
Authorised Signatory for and on behalf of XENON PHARMACEUTICALS INC.
Name:	Ian Mortimer

Title:	President & CEO